SECURITIES AND EXCHANGE COMMISSION
                      WASHINGTON, D.C. 20549

                             FORM 8-K

                          CURRENT REPORT
              PURSUANT TO SECTION 13 OR 15(D) OF THE
                 SECURITIES EXCHANGE ACT OF 1934



Date of Report: June 18, 1998
(Date of earliest event reported)


NOVASTAR MORTGAGE FUNDING CORPORATION (as depositor under the Trust Agreement, dated as of April 1, 1998, and pursuant to which an Indenture was entered into, providing for, inter alia, the issuance by NovaStar Mortgage Funding Trust, Series 1998-1, of Home-Equity Loan Asset-Backed Bonds)


              NovaStar Mortgage Funding Corporation
      (Exact name of registrant as specified in its charter)


          Delaware            333-44099           48-1195807
(State or Other Jurisdiction  (Commission     (I.R.S. Employer
     of Incorporation)        File Number)   Identification No.)


               1901 West 47th Street
                    Suite 105
               Kansas City, Kansas                   66205
      (Address of Principal Executive Office)     (Zip Code)


Registrant's telephone number, including area code:(913) 514-3500

_________________________________________________________________



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Item 2.   Acquisition or Disposition of Assets.

          On June 18, 1998 (following the issuance on April 30, 1998 by NovaStar Mortgage Funding Trust, Series 1998-1 (the "Issuer"), of NovaStar Home Equity Loan Asset-Backed Bonds)), NovaStar Financial, Inc. (the "Seller") sold to NovaStar Mortgage Funding Corporation (the "Company") certain Subsequent Mortgage Loans (as defined in the Mortgage Loan Purchase Agreement dated April 1, 1998 (the "Purchase Agreement") among the Seller, the Issuer, the Company and First Union National Bank, as indenture trustee (the "Indenture Trustee")) pursuant to the Seller's Subsequent Transfer Instrument, dated as of June 18, 1998 (the "Seller's Subsequent Transfer Instrument"), between the Seller and the Company, and the Company then sold the Subsequent Mortgage Loans to the Issuer pursuant to the Company's Subsequent Transfer Instrument, dated as of June 18, 1998, between the Company and the Issuer, which was acknowledged and accepted by the Indenture Trustee. The Subsequent Mortgage Loans had an aggregate principal balance equal to $53,898,460.36, and were purchased with funds on deposit in the pre-funding account established pursuant to the Purchase Agreement at a purchase price equal to the principal balance thereof.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

          (a)  Not applicable

          (b)  Not applicable

          (c)  Exhibits:

               Item 601(a) of
               Regulation S-K
               Exhibit No.              Description

               99.1           Seller's Subsequent Transfer
                              Instrument, dated as of June 18,
                              1998 between NovaStar Financial,
                              Inc., the seller, and NovaStar
                              Mortgage Funding Corporation, the
                              company.

               99.2           Company's Subsequent Transfer
                              Instrument, dated as of June 18,
                              1998, between NovaStar Mortgage
                              Funding Corporation, the company,
                              and NovaStar Mortgage Funding
                              Trust, Series 1998-1, the issuer,
                              and acknowledged and accepted by
                              First Union National Bank, as
                              indenture trustee.



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                            SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   NOVASTAR MORTGAGE FUNDING
                                     CORPORATION


                                   By:  /s/ David J. Lee
                                        Name:     David J. Lee
                                        Title:    Vice President


Dated: June 30, 1998



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                          EXHIBIT INDEX

Exhibit No.                   Description                   Page

     99.1      Seller's Subsequent Transfer Instrument      5

     99.2      Company's Subsequent Transfer Instrument          11